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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: September 1, 2000
                        (Date of earliest event reported)



                        SOUTHERN FINANCIAL BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Virginia                       0-22836                 54-1779978
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

               37 East Main Street
               Warrenton, Virginia                         20186
    (Address of Principal Executive Offices)             (Zip Code)


               Registrant's telephone number, including area code:
                                 (540) 349-3900




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Item 2.      Acquisition or Disposition of Assets.

         On September 1, 2000, First Savings Bank of Virginia, a Virginia-chartered savings association ("First Savings"), was merged with and into Southern Financial Bank (the "Bank"), a Virginia state bank and a wholly owned subsidiary of Southern Financial Bancorp, Inc. (the "Company"), a Virginia corporation (the "Merger"). The Merger was consummated pursuant to an Agreement and Plan of Reorganization, dated as of March 31, 2000, by and between First Savings, the Company and the Bank, and a related Plan of Merger.

         Under the terms of the Merger, each outstanding share of First Savings' common stock, par value $1.00 per share ("First Savings Common Stock"), was converted into 0.44 shares of the Company's common stock, par value $0.01 per share, and cash in lieu of fractional shares. As a result, all shareholders of First Savings became shareholders of the Company. There were 931,605 shares of First Savings Common Stock outstanding immediately prior to the consummation of the Merger.

         For a more detailed description of the Merger, see the Company's Proxy Statement/Prospectus, which was filed with the Securities and Exchange Commission on July 24, 2000 in connection with the Company's Registration Statement on Form S-4 (File No. 333-39666), and which is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)    Financial Statements of Businesses Acquired.

             The financial statements of First Savings required to be included in this report are not included herein pursuant to Item 7(a)(4) and will be filed as soon as possible.

      (b)    Pro Forma Financial Information.

             The pro forma financial information required to be included in this report are not included herein pursuant to Item 7(b)(2) and will be filed as soon as possible.




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      (c)    Exhibits.

             Exhibit No.           Description
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                2.1           Agreement and Plan of Reorganization,  dated as of
                              March 31, 2000, by and between First Savings, the Company and the Bank, filed as Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-39666), dated June 19, 2000, incorporated herein by reference.











                                      -3-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SOUTHERN FINANCIAL BANCORP, INC.



Dated: September 18, 2000                   By:   /s/ David de Give
                                                --------------------------------
                                                  David de Give
                                                  Senior Vice President





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                                INDEX TO EXHIBITS


No.         Description
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2.1         Agreement and Plan of Reorganization, dated as of March 31, 2000, by and between  First  Savings  Bank of  Virginia,  Southern  Financial
            Bancorp, Inc. and Southern Financial Bank, filed as Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-39666), dated
            June 19, 2000, incorporated herein by reference.